Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value	$ 316,241,332	$ 271,518,670
Fully benefit-responsive investment contract at contract value	4,985,281	5,474,511
Total Investments	321,226,613	276,993,181
Notes receivable from participants	7,387,687	6,582,869
Employer's contribution receivable	9,870,212	9,689,041
Total Assets	338,484,512	293,265,091
Net Assets Available for Benefits	$ 338,484,512	$ 293,265,091